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                                                                  EXHIBIT 10.20

                                 PROMISSORY NOTE

$500,000                                                  Minneapolis, Minnesota
                                                                January 21, 2002

         FOR VALUE RECEIVED, the receipt of which is hereby acknowledged, the undersigned, MagStar Technologies, Inc., a Minnesota corporation ("MagStar"), promises to pay to the order of Richard F. McNamara, an individual residing in Hennepin County, Minnesota ("Lender"), the principal sum of Five Hundred Thousand dollars ($500,000), such principal amount to bear interest at the rate of twelve percent (12%) per annum. Interest shall be payable monthly on the 10th day of each month. Interest shall be computed for the actual number of days principal is unpaid, using a daily factor obtained by dividing the stated interest rate by 360. The unpaid principal balance and interest on this Note shall be due and payable on January 10, 2005.

         Payment shall be made to Lender, as directed by Lender, at 7808 Creekridge Circle, #200, Minneapolis, MN 55439, or at such other address as Lender shall direct by written notice to the undersigned at its principal place of business.

         This Note is given in connection with that certain Mortgage dated as of January 21, 2002 given by MagStar to Lender, in which MagStar grants to Lender a security interest in certain registered real property at 410-11th Avenue South, Hopkins, Minnesota 55343, legally described as:

         Including adjacent vacated 3 1/2 Street subject to road, Lot 3, Auditor's Subdivision No. 195, Hennepin County, Minnesota.

         MagStar shall have the right, at any time and from time to time after the date hereof, to prepay the unpaid principal amount hereof, in whole or in part; provided that any prepayment of the full amount of this Note shall include interest accrued on past due amounts, if any.

         MagStar agrees to pay all costs (including reasonable counsel fees) incurred by the holder hereof in enforcing the terms and conditions hereof and in effecting collection of any amounts due hereunder.

         No delay or omission on the part of the holder hereof in exercising any right or option herein given to such holder shall impair such right or option or be considered as a waiver thereof or as a waiver of or acquiescence in any default hereunder.

         MagStar hereby waives presentment, demand, notice of dishonor and notice of protest.

         This Note shall be governed by the laws of the State of Minnesota.

         IN WITNESS WHEREOF, the undersigned has caused this Note to be executed as of the date first above written.

                                        MAGSTAR TECHNOLOGIES, INC.


                                        By: /s/ Louis S. Matjasko
                                            -------------------------------
                                        Its: President
                                            -------------------------------